Exhibit 10.3

October 12, 2016
NorthStar Realty Europe Limited Partnership
c/o NorthStar Asset Management Group Inc.
399 Park Avenue
18th Floor
New York, NY 10022
Attention: Chief Executive Officer

Re: Extension of Period for Certain Deliveries
Ladies and Gentlemen:
Reference is made to the Credit Agreement, dated as of May 10, 2016, among NORTHSTAR REALTY EUROPE LIMITED PARTNERSHIP, a Delaware limited partnership (the “Borrower”), NORTHSTAR REALTY EUROPE CORP., a Maryland corporation (“Holdings”), each lender from time to time party thereto (collectively, the “Lenders”), and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (as amended, the “Credit Agreement”). Any term used herein and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.
The Borrower, Holdings, the Lenders and the Administrative Agent hereby agree that:

(i)
Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to “October 31, 2016” appearing in clauses (7), (8) and (10) of the proviso to the definition of “Unencumbered Pool Property” and replacing such reference with “March 31, 2017 (or such later date, not to exceed 60 days thereafter, as the Administrative Agent may agree)”; and

(ii)	all other terms and obligations set forth in the Credit Amendment shall remain in full force and effect.
This letter agreement (this “Letter Agreement”) shall become effective as of the date first above written upon receipt by the Administrative Agent of duly executed counterparts of this Letter Agreement from the Borrower, Holdings, the Administrative Agent and each of the Lenders.
Except as herein agreed, the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed.

Nothing contained in this Letter Agreement shall constitute a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document. Except to the extent hereby amended, waived or modified, nothing contained in this Letter Agreement shall constitute an amendment, modification or waiver of the Credit Agreement or any other Loan Document.
The Loan Parties acknowledge and agree that this Letter Agreement constitutes a Loan Document. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as the Credit Agreement may in the future be amended, restated, supplemented or modified from time to time.
THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[The remainder of this page left blank intentionally]

This Letter Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Letter Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Letter Agreement.

BANK OF AMERICA, N.A., as Administrative Agent and Lender

By:
Name:
Title:

ACCEPTED AND AGREED:

NORTHSTAR REALTY EUROPE LIMITED PARTNERSHIP

By:	NorthStar Realty Europe Corp., its general partner
By:
Name:
Title:

NORTHSTAR REALTY EUROPE CORP.

By:
Name:
Title: